SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              MEDIA GENERAL, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                             [MEDIA GENERAL LOGO]

                                Notice of 1998
                                Annual Meeting
                                      and
                                Proxy Statement





                             Friday, May 15, 1998
                                  11:00 a.m.
                    Richmond Newspapers Production Facility
                       5555 Chamberlayne Road (U.S. 301)
                           Mechanicsville, Virginia

       Media General, Inc., P.O. Box 85333 Richmond, Virginia 23293-0001
                                 (804) 649-6000









[MEDIA GENERAL LOGO]




         John Stewart Bryan III
         Chairman and President



                                                                March 30, 1998

         Dear Stockholder:

            You are cordially invited to attend Media General's 1998 Annual Meeting on Friday, May 15, 1998.

            Our Annual Meeting will be held at the Richmond Newspapers Production Facility, 5555 Chamberlayne Road (U.S. 301, just north of its intersection with I-295), Mechanicsville, Virginia.

            Whether or not you plan to be present at the Annual Meeting, we value your vote. Please complete, sign and return the enclosed proxy card at your earliest convenience.

            I look forward to seeing you on May 15.

                                 Yours sincerely,
                                 /s/ J. Stewart Bryan III
                                -----------------------------
                                 J. Stewart Bryan III




      Metropolitan Newspapers o Television o CATV o Newsprint o Publishing

[MEDIA GENERAL LOGO]




                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS



To the Class A and Class B Common Stockholders of Media General, Inc.


     Please take notice that the 1998 Annual Meeting of Stockholders of Media General, Inc., will be held at the Richmond Newspapers Production Facility, 5555 Chamberlayne Road (U.S. 301), Mechanicsville, Virginia, on Friday, May 15, 1998, at 11:00 a.m. for the following purposes:

       1. To elect a Board of Directors for the ensuing year; and

       2. To act upon such other matters as properly may come before the meeting.

     Holders of the Company's Class A and Class B Common Stock of record at the close of business on March 20, 1998, are entitled to notice of and to vote at the meeting.

     Your attention is directed to the accompanying Proxy Statement.

                                          By Order of the Board of Directors

                                            GEORGE L. MAHONEY, Secretary

Richmond, Virginia
March 30, 1998


     Stockholders are requested to complete, date and sign the accompanying proxy card and return it in the envelope provided, whether or not they expect to attend the meeting in person. A proxy may be revoked at any time before it is voted.

                                PROXY STATEMENT

                      1998 Annual Meeting of Stockholders

                            SOLICITATION OF PROXIES

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Media General, Inc. (the Company), to be used at the 1998 Annual Meeting of Stockholders to be held at the Richmond Newspapers Production Facility, 5555 Chamberlayne Road (U.S. 301, just north of its intersection with I-295), Mechanicsville, Virginia, on Friday, May 15, 1998, at 11:00 a.m. Proxies properly executed will be voted at the meeting in accordance with instructions. A proxy may be revoked by a Stockholder at any time before it is voted.

     The Annual Report to the Stockholders of the Company including financial statements for the fiscal year ended December 28, 1997, and this Proxy Statement and accompanying proxy card are being mailed to Stockholders on or about March 30, 1998.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Company had outstanding 26,135,562 shares of Class A Common Stock (Class A Stock) and 556,574 shares of Class B Common Stock (Class B Stock) as of March 20, 1998. Only holders of record at the close of business on such date will be entitled to vote, and each share of Class A or Class B Stock will be entitled to one vote on each matter as to which such class is entitled to vote.


     The following table shows the stock ownership as of the most recent practicable date of all persons known by the Company to have been the beneficial owners of more than 5% of the outstanding shares of any class of the Company's securities and the stock ownership of the directors and officers of the Company as a group. All such information is based on information furnished by or on behalf of the persons listed, who have sole voting power and sole dispositive power as to all shares of Class A and Class B Stock listed unless noted to the contrary.


                                                            Amount
                                                          and Nature           Percent
        Name and Address of              Title           of Beneficial           of
         Beneficial Holder             of Class            Ownership            Class
-----------------------------------   ----------   ------------------------   --------
D. Tennant Bryan                      Class A              2,184,243(1)          8.4%
 333 East Grace Street                Class B                373,000(1)         67.0%
 Richmond, VA 23219
J. Stewart Bryan III                  Class A              1,211,175(1)(2)       4.6%
 333 East Grace Street                Class B                 54,000(2)          9.7%
 Richmond, VA 23219
Jane Bryan Brockenbrough              Class B                 55,580(3)         10.0%
 c/o Bryan Brothers
 5516 Falmouth St., Suite 302
 Richmond, VA 23230
Mario J. Gabelli                      Class A              5,914,200(4)         22.6%
 655 Third Avenue
 New York, NY 10017
The Capital Group Companies, Inc.     Class A              2,336,700(5)          8.9%
 333 South Hope Street
 Los Angeles, CA 90071
The Northern Trust Company            Class A              2,759,135(6)         10.6%
 50 South La Salle Street
 Chicago, IL 60675
All directors and executive           Class A              1,462,325(7)          5.6%
 officers as a group                  Class B                 54,000(7)          9.7%

-----------
(1) The shares listed for D. Tennant Bryan include 4,800 shares of Class A Stock held by a private foundation controlled by D. Tennant Bryan, 2,179,443 shares of Class A Stock held by The David Tennant Bryan Revocable Declaration of Trust (The D.T. Bryan Trust) and 373,000 shares of Class B Stock held by the D. Tennant Bryan Media Trust (the Media Trust). D. Tennant Bryan is the grantor and has reserved a right of revocation with respect to The D.T. Bryan Trust and the Media Trust. D. Tennant Bryan is the sole trustee of The D.T. Bryan Trust, and D. Tennant Bryan and J. Stewart Bryan III serve as joint trustees of the Media Trust.
    D. Tennant Bryan and J. Stewart Bryan III, together with The D. T. Bryan Trust and the Media Trust, constitute a group for certain purposes, having aggregate beneficial ownership of 3,395,418 shares of Class A Stock and 427,000 shares of Class B Stock.

(2) The shares listed for J. Stewart Bryan III include 42,529 shares of Class A Stock held for his benefit by the Media General, Inc. Thrift Plan Plus
    (the Thrift Plan) as of January 31, 1998, and 58,025 shares of Class A Stock registered in his name under the Media General, Inc., Restricted Stock Plan (the Restricted Stock Plan). Shares listed for J. Stewart Bryan III do not include 373,000 shares of Class B Stock held by the Media
    Trust. The listed shares include 133,599 shares of Class A Stock subject to currently exercisable options and 772,048 shares of Class A Stock held by other trusts of which J. Stewart Bryan III serves as a fiduciary and shares in the control of the voting and disposition of shares. Shares held by trusts of which he is a beneficiary, but as to which he is not a trustee and does not control the voting or disposition of shares, are not included.

(3) Jane Bryan Brockenbrough additionally has sole voting and dispositive power as to 23,000 shares of Class A Stock.

(4) The shares listed include shares held by Mr. Gabelli or entities which are under his direct or indirect control. Mr. Gabelli and such entities, in the aggregate, have sole dispositive power only as to 100,500 shares. Mr. Gabelli is deemed to have beneficial ownership of all of the foregoing shares, and one of the entities he controls, Gabelli Funds, Inc., is deemed to have beneficial ownership of all such shares. Another such entity holds 380 shares of Class B Stock.

(5) The Capital Group Companies, Inc., is the parent holding company of a number of investment management companies, including several investment adviser companies, that hold shares of the Company's Class A Stock for the accounts of their investors. The Capital Group Companies, Inc., has sole voting power only as to 1,257,300 of those shares.

(6) The Northern Trust Company serves as trustee of the Thrift Plan, and 2,746,535 of the Class A shares held as of January 31, 1998, are held in that capacity. The Thrift Plan provides that shares held for the Thrift Plan are to be voted by the trustee in the same proportion as instructions received from participants. Subject to certain restrictions, participants have the right to direct the disposition of shares of Class A Stock held for their benefit by the Thrift Plan. The Northern Trust Company has sole voting power as to all of the remaining 12,600 Class A shares.

(7) Includes an aggregate of 257,462 Class A shares subject to currently exercisable stock options.

                             ELECTION OF DIRECTORS

     The Articles of Incorporation of the Company provide for the holders of the Class A Stock voting separately and as a class to elect 30% of the Board of Directors (or the nearest whole number if such percentage is not a whole number) and for the holders of the Class B Stock to elect the balance. Accordingly, of the nine directors to be elected, three will be Class A Directors to be elected by the Class A Stockholders, and six will be Class B Directors to be elected by the Class B Stockholders. The By-laws of the Company, consistent with applicable Virginia law, provide that in the election of each class of Directors, those receiving the greatest number of votes of each class of Stockholders entitled to vote for such Directors shall be elected. Abstentions and non-votes by brokers, banks and other nominee holders of record shall not be counted for or against any nominee. The Directors elected will serve until the next Annual Meeting of Stockholders. All of the nominees listed below except Mr. Mudd presently are members of the Board. Unless authority is withheld, the proxies will be voted for the election as Directors of the persons named below, or, if for any reason any of such persons are unavailable, for such substitutes as management may propose. The Company has no reason to believe that any of the nominees will be unavailable. The following material is based on information submitted by the person named. Unless noted to the contrary, each Director has sole voting power and sole dispositive power as to all shares listed as owned beneficially by him or her.



                                                                          Number and Percentage*
                                                                          of Shares Beneficially
                                                                           Owned March 20, 1998
                                            Director   ------------------------------------------------------------
              Name                  Age      Since         Class A (1)          %           Class B           %
--------------------------------   -----   ---------   ------------------   ---------   ---------------   ---------
Class A Directors
Charles A. Davis ...............    49        1989              4,581                            --
Robert V. Hatcher, Jr. .........    67        1991              1,881                            --
John G. Medlin, Jr. ............    64        1994              2,381                            --

Class B Directors
Robert P. Black ................    70        1993              1,650                            --
J. Stewart Bryan III ...........    59        1974          1,211,175(2)       4.6%          54,000(2)        9.7%
Marshall N. Morton .............    52        1997             86,688(3)                         --
Roger H. Mudd ..................    70          --                 --                            --
Wyndham Robertson ..............    60        1996                300                            --
Henry L. Valentine, II .........    70        1991             38,181(4)                         --

-----------
*Percentages of stock ownership less than one percent are not shown.

(1) Includes shares, if any, held in the Thrift Plan as of January 31, 1998. Does not include deferred Class A Stock units credited, as of December 31, 1997, to certain Directors' accounts pursuant to the Media General, Inc., Directors' Deferred Compensation Plan, as follows: Mr. Black--2,419 units; Mr. Davis--4,258 units; Mr. Hatcher--3,851 units; Mr. Medlin--2,736 units; Miss Robertson--1,975 units; Mr. Valentine--3,497 units. For further information as to deferred Class A Stock units, see page 5.

(2) For further information as to stock held by Mr. Bryan, see "Voting Securities and Principal Holders Thereof."

(3) For further information as to stock held by Mr. Morton, see "Stock Ownership of Executive Officers."

(4) Of the shares of Class A Stock listed, Mr. Valentine shares voting and dispositive power as a co-trustee as to 31,600 shares. The shares listed do not include 3,000 shares of Class A Stock held by Mr. Valentine's wife, as to which Mr. Valentine disclaims any voting or dispositive power.

Directors

     CHARLES A. DAVIS is a limited partner in The Goldman Sachs Group, L.P., and previously was a partner for more than five years in the investment banking firm of Goldman, Sachs & Co. Mr. Davis also serves as a director of Heilig-Meyers Company, Lechters, Inc., Merchants Bancshares, Inc. and Progressive Corporation.

     ROBERT V. HATCHER, JR. is the former Chairman of the Board and Chief Executive Officer of Johnson & Higgins, an insurance consulting and brokerage firm, having served in that position for more than five years.

     JOHN G. MEDLIN, JR. is Chairman of the Board, and until December 31, 1993, also was Chief Executive Officer of Wachovia Corporation. Both positions have been held for more than five years. Mr. Medlin also serves as a director of BellSouth Corporation, Burlington Industries, Inc., Nabisco Holdings Corporation, National Service Industries, Inc., RJR Nabisco Holdings Corporation and USAirways Group, Inc.

     ROBERT P. BLACK retired as of December 31, 1992, as President of the Federal Reserve Bank of Richmond, Virginia, having served in that position for more than five years. Mr. Black also serves as a director of each of the fixed income mutual funds sponsored by T. Rowe Price.

     J. STEWART BRYAN III was elected Chairman of the Board, President and Chief Executive Officer of the Company in July 1990. Prior to that date, he had served as Vice Chairman of the Board and Executive Vice President of the Company since 1985, and as Chief Operating Officer of the Company since 1989. He is also the Chairman of Richmond Newspapers, Inc., a wholly-owned subsidiary of the Company, and has been Publisher of the Richmond Times-Dispatch for more than five years. He is the son of D. Tennant Bryan and is a controlling person of the Company.

     MARSHALL N. MORTON is Senior Vice President and Chief Financial Officer of the Company and has served in those positions for more than five years.

     ROGER H. MUDD has served as host of The History Channel since 1994, was a visiting professor of journalism at Princeton University and Washington & Lee University from 1992 to 1996 and was a television reporter and correspondent with CBS News, NBC News and the McNeil/Lehrer Newshour from 1961 to 1992. He was a reporter with the Richmond News-Leader and WRNL Radio in Richmond from 1953 to 1956.

     WYNDHAM ROBERTSON retired in March 1996 as Vice President for Communications at the University of North Carolina, having served in that position for more than five years. She previously was an Assistant Managing Editor for Fortune magazine and worked with that organization for 24 years. She also serves as a director of Wachovia Corporation.

     HENRY L. VALENTINE, II is Chairman of Davenport & Company L.L.C., a Richmond, Virginia, investment banking firm, and has served in that position for more than five years.

Board and Committee Meetings

     The full Board of Directors held one special meeting and six regular bi-monthly meetings during 1997.

     The standing committees of the Board of Directors are the Executive Committee, the Audit Committee and the Compensation Committee. The Board has not formed a nominating committee.

     The Executive Committee presently consists of Messrs. Bryan, Morton, Valentine and James S. Evans, Vice Chairman of the Board of the Company. The Executive Committee is empowered, with certain limitations, to exercise all of the powers of the Board of Directors when the full Board is not in session. The Executive Committee met regularly six times during 1997 on a bi-monthly schedule which alternates with the regular meetings of the full Board of Directors.

     The Audit Committee presently consists of Miss Robertson and Messrs. Davis and Valentine. This committee oversees the audit function of the Company, both with regard to internal auditors and outside auditors, which are recommended to the Board by this committee. In this capacity, the committee meets with internal and outside auditors, approves all engagements of auditors and reviews all annual Securities and Exchange Commission (the SEC) filings made by the Company. The Audit Committee met twice during 1997.

     The Compensation Committee presently consists of Messrs. Black, Hatcher and Medlin. This committee has general responsibility for employee compensation, makes recommendations to the Board concerning officer and director compensation and oversees the operation of the compensation related benefit plans. The Compensation Committee met twice during 1997.

     Pursuant to the Media General, Inc., Directors' Deferred Compensation Plan, each Director who has not at any time served as an officer of the Company (an Outside Director) receives 50% of his or her annual compensation, which in 1997 was $55,000, in deferred Class A Stock units and may elect to receive the other 50% of annual compensation in cash or deferred stock units. All Outside Directors but one elected to receive all available 1997 compensation in deferred stock units.

                     STOCK OWNERSHIP OF EXECUTIVE OFFICERS

     The following table lists the beneficial ownership of the Company's Class A and Class B Stock by the executive officers named in the "Summary Compensation Table" as of March 20, 1998.



                                               Number and Percentage*
                                               of Shares Beneficially
                                                Owned March 20, 1998
                            ------------------------------------------------------------
           Name                 Class A(1)           %           Class B           %
-------------------------   ------------------   ---------   ---------------   ---------
J. Stewart Bryan III             1,211,175(2)      4.6%       54,000(2)            9.7%
Marshall N. Morton                  86,688(3)                     --
H. Graham Woodlief, Jr.             55,982(4)                     --
George L. Mahoney                    8,401(5)                     --
Stephen R. Zacharias                24,648(6)                     --

-----------
*Percentages of stock ownership less than one percent are not shown.

(1) Includes shares held in the Thrift Plan as of January 31, 1998.

(2) For further information as to stock held by Mr. Bryan, see "Voting Securities and Principal Holders Thereof."

(3) Shares listed for Mr. Morton include 53,666 shares subject to currently exercisable options and 12,600 shares registered in his name under the Restricted Stock Plan.

(4) Shares listed for Mr. Woodlief include 33,533 shares subject to currently exercisable options and 7,200 shares registered in his name under the Restricted Stock Plan.

(5) Shares listed for Mr. Mahoney include 2,266 shares subject to currently exercisable options and 4,000 shares registered in his name under the Restricted Stock Plan.

(6) Shares listed for Mr. Zacharias include 16,299 shares subject to currently exercisable options and 2,900 shares registered in his name under the Restricted Stock Plan.

                      COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and each of the other four most highly compensated executive officers for each of the last three fiscal years.


                          Summary Compensation Table



                                                                         Long-Term Compensation
                                                                    ---------------------------------
                                      Annual Compensation                        Awards
                               ----------------------------------   ---------------------------------
                                                                                                          All Other
          Name and                         Salary        Bonus       Restricted Stock                    Compensation
     Principal Position         Year        ($)           ($)             ($)(1)          Options(#)        ($)(2)
----------------------------   ------   -----------   -----------   ------------------   ------------   -------------
J. Stewart Bryan III,          1997      $675,000      $308,175          $995,400           20,300         $35,041
 Chairman, President and       1996       630,000       311,850                --           20,600          30,855
 Chief Executive Officer       1995       600,000       213,127           888,750           20,100          30,939
Marshall N. Morton,            1997       385,000       143,815           396,900            8,100          17,100
 Senior Vice President and     1996       360,000       145,800                --            8,200          16,383
 Chief Financial Officer       1995       332,500       118,108           345,938            7,800          16,409
H. Graham Woodlief, Jr.,       1997       280,000       100,256           226,800            4,600          13,194
 Vice President                1996       250,000        89,546                --            4,500          12,873
                               1995       225,000        85,961           182,813            4,100          12,003
George L. Mahoney,             1997       242,000        72,318           126,000            2,600          10,574
 General Counsel               1996       220,000        71,280                --            2,200          10,740
                               1995       200,000        71,042            90,000            2,000           9,763
Stephen R. Zacharias,          1997       178,000        29,552            91,350            1,900           7,533
 Treasurer                     1996       162,000        29,160                --            1,600           7,613
                               1995       150,000        29,601            67,500            1,500           7,324

-----------
(1) At December 28, 1997, the number and value of the aggregate restricted stock awards held by named executive officers were: Mr. Bryan -- 98,200 and $4,063,025; Mr. Morton -- 35,300 and $1,460,538; Mr. Woodlief --
    20,300 and $839,913; Mr. Mahoney -- 7,200 and $297,900; Mr. Zacharias --
    5,300 and $219,288. Shares were awarded in the name of each executive, and each has all rights of other Class A Stockholders, including dividends, subject to certain restrictions and forfeiture provisions.

(2) The amounts disclosed under this column for the most recent fiscal year consist of the following:



                                                                      Dollar Value of
                                                                     Insurance Premiums
                                                      Annual            Paid by the
                               Above-Market          Company            Company with
                              Amounts Earned      Contributions       Respect to Term
                                on Deferred         to Vested          Life Insurance
                               Compensation        and Unvested       for the Benefit
                                During the       Defined Contri-        of the Named
           Name                 Fiscal Year        bution Plans      Executive Officer       Total
--------------------------   ----------------   -----------------   -------------------   ----------
 J. Stewart Bryan III             $4,260             $29,605               $1,176          $35,041
 Marshall N. Morton                   --              15,924                1,176           17,100
 H. Graham Woodlief, Jr.             958              11,060                1,176           13,194
 George L. Mahoney                    --               9,398                1,176           10,574
 Stephen R. Zacharias                404               6,215                  914            7,533

                       Option Grants in Last Fiscal Year

     The following table provides information on stock options granted in fiscal 1997 to the named executive officers.



                                                   Individual Grants
                            ---------------------------------------------------------------
                              Number of
                             Securities      % of Total                                          Grant
                             Underlying        Options         Exercise                           Date
                               Options       Granted to        or Base                          Present
                               Granted      Employees in        Price          Expiration        Value
           Name                (#)(1)        Fiscal Year      ($/Share)           Date           ($)(2)
-------------------------   ------------   --------------   -------------   ---------------   -----------
J. Stewart Bryan III           20,300            14.0%       $  31.4375     Jan. 27, 2007      $269,158
Marshall N. Morton              8,100             5.6%          31.4375     Jan. 27, 2007       107,398
H. Graham Woodlief, Jr.         4,600             3.2%          31.4375     Jan. 27, 2007        60,991
George L. Mahoney               2,600             1.8%          31.4375     Jan. 27, 2007        34,473
Stephen R. Zacharias            1,900             1.3%          31.4375     Jan. 27, 2007        25,192

-----------
(1) The amounts listed under this column represent the number of shares of the Company's Class A Stock covered by options granted to the named executive officers during fiscal 1997 under the provisions of the 1996 Stock Option Plan (the 1996 Plan). Options granted under the 1996 Plan are exercisable in one-third increments over a three-year period and expire 10 years after the date of grant. The options also become fully exercisable upon, and must be exercised within 12 months of, the optionee's death during employment or retirement after age 55.

(2) Option values were computed using the Black-Scholes pricing model. The assumptions used in the model were: expected volatility of .303; zero-coupon government bond yield of 6.54%; dividend yield of 1.60%; and time to exercise of 10 years. Additionally, a 5.71% discount was applied to reflect three-year pro rata vesting (3% per year probability of forfeiture). The actual value, if any, an executive may realize will depend on the amount by which the stock price on the date of exercise exceeds the exercise price. There is no assurance that the value actually realized by an executive will be at or near the value estimated by use of the Black-Scholes model.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

     The following table provides information with respect to options exercised during fiscal 1997 and the number and value of stock options outstanding at the fiscal year-end.



                                                                   Number of Securities
                                                                   Underling Unexercised             Value of Unexercised
                                                                        Options at                   In-the-Money Options
                                Shares                              Fiscal Year-End (#)             at Fiscal Year-End ($)(1)
                              Acquired on         Value       -------------------------------   ---------------------------------
           Name              Exercise (#)     Realized ($)     Exercisable     Unexercisable     Exercisable     Unexercisable
-------------------------   --------------   --------------   -------------   ---------------   -------------   --------------
J. Stewart Bryan III            21,500          $ 381,625        113,266          40,734         $ 1,652,100       $ 421,831
Marshall N. Morton                  --                 --         45,633          16,167             761,675         167,219
H. Graham Woodlief, Jr.             --                 --         29,133           8,967             453,711          92,508
George L. Mahoney                   --                 --          7,166           4,734              94,797          48,703
Stephen R. Zacharias                --                 --         19,733           3,467             317,669          35,706

-----------
(1) The amount listed represents the difference between the closing price of the Company's Class A Stock at the end of fiscal 1997 ($41.375) and the exercise price per share, multiplied by the number of shares covered by the options.

                              Pension Plan Table

     The following table reflects the estimated aggregate retirement benefits to which certain executive officers of the Company, including each of the named executive officers in the Summary Compensation Table, are entitled under the provisions of the Company's non-contributory, funded Employees Retirement Plan and the Executive Supplemental Retirement Plan (the Plans). The amount of benefit assumes that the executive has completed a minimum of 15 years of service. The benefit amount will be reduced for service of less than 15 years, or if the executive retires prior to attaining age 63. Additional benefits are not earned for service in addition to 15 years.



                          Lifetime Annual Benefit
   Highest Five-Year            At Or After
 Average Compensation     Normal Retirement Date
----------------------   ------------------------
      $   150,000                $ 82,500
          250,000                 137,500
          350,000                 192,500
          450,000                 247,500
          550,000                 302,500
          650,000                 357,500
          750,000                 412,500
          850,000                 467,500
          950,000                 522,500
        1,050,000                 577,500
        1,150,000                 632,500
        1,250,000                 687,500

     The amount of benefit for the executive officers named in the Summary Compensation Table is derived by averaging each officer's five highest years of "Annual Compensation," as reflected in such tables.

     Retirement benefits shown are payable without offset for Social Security in monthly installments as life annuities, or in other optional forms, upon retirement after attaining age 63. Benefits for executives who participated in both plans prior to January 1, 1991, are reduced by the amount of benefits payable to them under pension plans of former employers.

            Compensation Committee Report on Executive Compensation

     Media General's compensation system is a management tool that is used to support and reinforce key operating and strategic goals. It is applied consistently to all salaried employees.

     The Company's compensation programs for management employees are designed to build a strong link between an individual's performance and his or her related compensation opportunities as well as to align the interests of key Media General employees with those of the Stockholders. These two elements induce eligible employees to be more responsive to the needs of the Company. Periodically, the Company reviews its compensation programs with independent consultants to ensure that they are competitive and reasonable and further that, corporately, it is taking advantage of current thinking in the field of compensation management.

     The Compensation Committee feels that a tightly administered program that rewards eligible managers for appropriate behavior is a constructive way to attract talented personnel. Eligibility to participate in annual and long-term incentive programs is determined by the Committee assisted by recommendations from the Chief Executive Officer.

     There are three components to total executive compensation at Media
General: base salary and short- and long-term incentives. Using published general industry surveys targeted to the Company's size, media industry surveys targeted to size and diversification levels comparable to the Company (including but not limited to those companies found within the S&P Publishing (Newspapers) Index) and published proxy statement executive compensation levels, the Committee has established second quartile (51st-75th percentile) targets for each component. The number of companies participating in such surveys varies but averages about 75 in any given year.

     Base salary levels are determined with reference to competitive targets (as described previously) and internal equity. Pay and performance then are linked through the use of the two incentive programs.

     The short-term incentive program combines specific threshold, target and maximum goals established at the beginning of the measurement year with award targets, as described previously. All goals are growth-related, are based on profit and asset utilization levels and are established individually for each business unit and for the Company. Cash awards are paid based on the accomplishment of these goals. Maximum awards are attained at 150% of goal. Except under exceptional circumstances, which, in the Committee's opinion, were not under operating unit control, no bonuses are paid to units earning less than 80% of their goal.

     A long-term incentive program is used to reward sustained stock price growth and/or achievement of long-term, pre-established earnings per share growth targets. Awards in this program are made in the form of stock options (typically awarded to eligible participants annually at fair market value on the grant date, vesting over a three-year period) and restricted stock (typically granted to selected executive officers every other year with restrictions (currently ten years) on sale that may be lifted if pre-established earnings per share growth targets are met). The combined expected value of stock-based awards is targeted to achieve competitive levels of total compensation as described earlier; for those selected executive officers who are eligible to receive both restricted stock and stock options, annual grants are awarded on the basis that 60% of the competitive long-term incentive target would be delivered through restricted stock. The Committee notes that the relative value of a given award at the end of the measurement period will depend on the growth in value of the common stock of the Company over the time period. The vesting and ten-year trading restrictions emphasize the long-term nature of these awards and encourage eligible employees to remain in the employ of the Company.

     Section 162(m) of the Internal Revenue Code disallows a deduction for compensation in excess of $1,000,000 paid to any of the executive officers named in the Summary Compensation Table, unless such excess compensation qualifies as "performance-based compensation" under Section 162(m) and related Internal Revenue Service regulations. All compensation paid to said executive officers in 1997 was deductible, and the Compensation Committee intends that all compensation paid in the future be deductible, except when the Committee deems the payment of non-deductible compensation to be in the best interests of the Company.


CEO Compensation During 1997

     Mr. Bryan's base salary in 1997 of $675,000 was 7.1% above that of the preceding year. In the aggregate, corporate performance attained 93.2% of the targeted level and produced a bonus of $308,175, equal to 45.7% of Mr. Bryan's base compensation, down from 49.5% the year before. At the beginning of 1997 a stock option award of 20,300 shares of Media General Class A Stock and a performance accelerated restricted share award of 31,600 shares of Media General Class A Common Stock were made to Mr. Bryan. As in the past, these awards were developed in accordance with competitive practice, as outlined previously, and were based on the standard provisions of Media General's annual and long-term incentive plans.


                     The Compensation Committee
                        Robert V. Hatcher, Jr., Chairman
                        Robert P. Black
                        John G. Medlin, Jr.

                               Performance Graph

     The following graph shows the cumulative total Stockholder return on the Company's Class A Stock over the last five fiscal years as compared to the returns of the Standard & Poor's (S&P) Publishing (Newspapers) Index and the American Stock Exchange (AMEX) Composite Index. The graph assumes $100 was invested on December 24, 1992, in the Company's Class A Stock, the S&P Publishing (Newspapers) Index and the AMEX Composite Index and also assumes reinvestment of dividends.


                Comparison of Five-Year Cumulative Total Return

              Media General, S&P Publishing (Newspapers) and AMEX

                                    [GRAPH]

                                1992            1993            1994            1995            1996            1997
                                ----            ----            ----            ----            ----            ----
Media General, Inc.             $100           $168.47        $173.46          $185.22        $191.07           $260.05
S&P Publishing (Newspapers)      100            115.82         107.00           134.80         171.38            279.38
AMEX Composite Index             100            118.81         104.95           135.28         142.74            171.76

                      APPOINTMENT OF INDEPENDENT AUDITORS

     At its January 1998 meeting, the Board of Directors appointed the firm of Ernst & Young LLP as the independent auditors of the Company for the 1998 fiscal year. Ernst & Young LLP has examined the accounts of the Company for many years, including 1997. The Company has been advised by Ernst & Young LLP that it is an independent public accounting firm within the meaning of the applicable rules and regulations of the Securities and Exchange Commission. A representative of Ernst & Young LLP will be present at the Annual Meeting to make a statement, if he desires to do so, and to respond to appropriate questions from Stockholders.

                     STOCKHOLDER NOMINATIONS AND PROPOSALS

     The By-laws of the Company establish an advance notice procedure for a Stockholder to bring business before an Annual Meeting. Advance written notice of nominations for Director by Class A and Class B Stockholders for the 1999 Annual Meeting of Stockholders as well as proposals from Class B Stockholders for business to be transacted at the 1999 Annual Meeting of Stockholders must be given to the Secretary of the Company not less than 90 days nor more than 120 days prior to the date of an Annual Meeting. Other than nominations for Director, only Class B Stockholders may submit Stockholder proposals for business to be transacted at an Annual Meeting. The Company's By-laws further require that certain specific information accompany a Stockholder notice of nomination or proposal for the transaction of business. A copy of the Company's By-laws may be obtained by writing to the Secretary of the Company. The Company's 1999 Annual Meeting of Stockholders will be held on May 21, 1999.

     Any proposal that a Class B Stockholder wishes to have considered for inclusion in the Company's 1999 Proxy Statement must, in addition to other applicable requirements established by the SEC, be set forth in writing and filed with the Secretary of the Company not later than November 30, 1998.


                            SOLICITATION OF PROXIES

     The Company may solicit proxies in person or by telephone or mail. The cost of solicitation of proxies, including the reimbursement to banks and brokers for reasonable expenses in sending proxy material to their principals, will be borne by the Company. Officers and other employees of the Company may participate in such solicitation, for which they will receive no special or additional compensation. In addition, the Company has retained D. F. King & Co. to assist in the solicitation of proxies for a basic fee of $8,000, plus reimbursement of out-of-pocket expenses.


                                 OTHER MATTERS

     Management does not intend to present, nor, in accordance with the Company's By-laws, has it received proper notice from any person who intends to present, any matter for action by Stockholders at the Annual Meeting, other than as stated in the accompanying Notice. However, the enclosed proxy confers discretionary authority with respect to the transaction of any other business which properly may come before the meeting, and it is the intention of the persons named in the enclosed proxy to vote the same in accordance with their best judgment.

                                            By Order of the Board of Directors


                                              GEORGE L. MAHONEY, Secretary

Richmond, Virginia
March 30, 1998


     Stockholders are requested to complete, date and sign the accompanying proxy card and return it in the envelope provided, whether or not they expect to attend the meeting in person. A proxy may be revoked at any time before it is voted.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                        The Board of Directors
                              recommends a vote FOR the following proposal.

-------------------------
   MEDIA GENERAL, INC.                Election of Directors
-------------------------
  CLASS A COMMON STOCK                   CLASS A DIRECTORS        FOR   AGAINST
                                        -------------------       [ ]     [ ]
                                         Charles A. Davis
                                       Robert V. Hatcher, Jr.
                                          John G. Medlin

RECORD DATE SHARES                     FOR, except vote withheld for the
                                       following nominee(s):
                                       _______________________________________

                               RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT
                                           IS HEREBY ACKNOWLEDGED.

                                   THIS PROXY REVOKES ALL PREVIOUS PROXIES.
                             UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED
                                    IN ACCORDANCE WITH THE RECOMMENDATION OF
                                             THE BOARD OF DIRECTORS

Please be sure to date and sign this proxy.

Signature:_________________________________ Date:______________________

Signature:_________________________________ Date:______________________

 -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -
 DETACH CARD                                                       DETACH CARD

                              MEDIA GENERAL, INC.

Please sign the attached proxy card and return it promptly in the postage paid envelope provided so that your vote may be counted.

An immediate response will save the Company the expense of additional proxy mailings.

                                                           Thank you!

Class A                        MEDIA GENERAL, INC.                      Class A

                         Annual Meeting of Stockholders
                                  May 15, 1998

                  Proxy is Solicited by the Board of Directors

J. Stewart Bryan III, Marshall N. Morton and George L. Mahoney, or any of them, the proxies of the undersigned, with power of substitution, are hereby appointed to vote all Class A Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Friday, May 15, 1998, and any adjournment thereof, as follows on the reverse side and upon such other business as properly may come before the meeting for the vote of such Stockholder.

      ----------------------------------------------------------------------
      |  PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE   |
      |                 PAID ENVELOPE AS SOON AS POSSIBLE.                 |
      ----------------------------------------------------------------------
      |     Please date and sign this proxy as name appears. Joint         |
      |     owners should each sign personally. Trustees and others        |
      |     signing in a representative capacity should indicate the       |
      |     capacity in which they sign.                                   |
      ----------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                        The Board of Directors
                              recommends a vote FOR the following proposals.

-------------------------
   MEDIA GENERAL, INC.                Election of Directors
-------------------------
  CLASS B COMMON STOCK                   CLASS B DIRECTORS        FOR   AGAINST
                                        -------------------       [ ]     [ ]
                                        Robert P. Black
                                       J. Stewart Bryan III
                                        Marshall N. Morton
                                          Roger H. Mudd
                                         Wyndham Robertson
                                       Henry L. Valentine II

RECORD DATE SHARES                     FOR, except vote withheld for the
                                       following nominee(s):
                                       _______________________________________

                               RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT
                                           IS HEREBY ACKNOWLEDGED.

                                   THIS PROXY REVOKES ALL PREVIOUS PROXIES.
                             UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED
                                    IN ACCORDANCE WITH THE RECOMMENDATION OF
                                             THE BOARD OF DIRECTORS

Please be sure to date and sign this proxy.

Signature:_________________________________ Date:______________________

Signature:_________________________________ Date:______________________

 -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -
 DETACH CARD                                                       DETACH CARD

                              MEDIA GENERAL, INC.

Please sign the attached proxy card and return it promptly in the postage paid envelope provided so that your vote may be counted.

An immediate response will save the Company the expense of additional proxy mailings.

                                                           Thank you!

Class B                        MEDIA GENERAL, INC.                      Class B

                         Annual Meeting of Stockholders
                                  May 15, 1998

                  Proxy is Solicited by the Board of Directors

J. Stewart Bryan III, Marshall N. Morton and George L. Mahoney, or any of them, the proxies of the undersigned, with power of substitution, are hereby appointed to vote all Class B Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Friday, May 15, 1998, and any adjournment thereof, as follows on the reverse side and upon such other business as properly may come before the meeting.

      ----------------------------------------------------------------------
      |  PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE   |
      |                 PAID ENVELOPE AS SOON AS POSSIBLE.                 |
      ----------------------------------------------------------------------
      |     Please date and sign this proxy as name appears. Joint         |
      |     owners should each sign personally. Trustees and others        |
      |     signing in a representative capacity should indicate the       |
      |     capacity in which they sign.                                   |
      ----------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                        The Board of Directors
                              recommends a vote FOR the following proposals.

-------------------------
   MEDIA GENERAL, INC.                Election of Directors
-------------------------
 EMPLOYEES' THRIFT PLAN PLUS             CLASS A DIRECTORS        FOR   AGAINST
                                        -------------------       [ ]     [ ]
                                         Charles A. Davis
                                       Robert V. Hatcher, Jr.
                                          John G. Medlin

RECORD DATE SHARES                     FOR, except vote withheld for the
                                       following nominee(s):
                                       _______________________________________

                               RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT
                                           IS HEREBY ACKNOWLEDGED.

                                   THIS PROXY REVOKES ALL PREVIOUS PROXIES.
                             UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED
                                    IN ACCORDANCE WITH THE RECOMMENDATION OF
                                             THE BOARD OF DIRECTORS

Please be sure to date and sign this proxy.

Signature:_________________________________ Date:______________________

Signature:_________________________________ Date:______________________

 -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -
 DETACH CARD                                                       DETACH CARD

                              MEDIA GENERAL, INC.

Please sign the attached proxy card and return it promptly in the postage paid envelope provided so that your vote may be counted.

An immediate response will save the Company the expense of additional proxy mailings.

                                                           Thank you!

Class A                        MEDIA GENERAL, INC.                      Class A

                           EMPLOYEES' THRIFT PLAN PLUS

                         Annual Meeting of Stockholders
                                  May 15, 1998

The undersigned hereby instructs The Northern Trust Company, as Trustee of the Media General Employees' Thrift Plan Plus, to vote all shares of Media General, Inc., Class A Common Stock held by the Thrift Plan for my account at the Annual Meeting of Stockholders of Media General, Inc., to be held on Friday, May 15, 1998, and any adjournment thereof, as follows on the reverse side and upon such other business as properly may come before the meeting for the vote of such Stockholder.

      ----------------------------------------------------------------------
      |  PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE   |
      |                 PAID ENVELOPE AS SOON AS POSSIBLE.                 |
      ----------------------------------------------------------------------
      |     Please date and sign this proxy as name appears. Joint         |
      |     owners should each sign personally. Trustees and others        |
      |     signing in a representative capacity should indicate the       |
      |     capacity in which they sign.                                   |
      ----------------------------------------------------------------------